UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2007
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
713-592-7200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The Men’s Wearhouse, Inc. 401(k) Savings Plan has been amended and restated effective as of April 1, 2007, as set forth in The Men’s Wearhouse, Inc. 401(k) Savings Plan, as amended and restated effective as of April 1, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Number	Description

99.1	The Men’s Wearhouse, Inc. 401(k) Savings Plan, as amended and restated effective as of April 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 26, 2007

THE MEN’S WEARHOUSE, INC.
By:	/s/ Diana M. Wilson
Diana M. Wilson
Senior Vice President, Chief Accounting Officer, and Principal Accounting Officer

Index to Exhibits

Exhibit No.	Description

99.1	The Men’s Wearhouse, Inc. 401(k) Savings Plan, as amended and restated effective as of April 1, 2007.